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                                                                       EXHIBIT 6

                       AMENDMENT TO SHAREHOLDER AGREEMENT


                  This AMENDMENT TO SHAREHOLDER AGREEMENT ("Amendment") is dated as of February 7, 2001 by and among FIRST RESERVE FUND VIII, L.P., a Delaware limited partnership ("FRF"), CHICAGO BRIDGE & IRON COMPANY N.V., a company organized under the laws of the Netherlands ("CB&I"), and certain shareholders of CB&I.

                                  WITNESSETH:

                  WHEREAS, FRF and CB&I are parties to that certain Shareholder Agreement dated as of December 28, 2000 relating to the shares of common stock, par value NLG .01 per share, of CB&I ("CB&I Stock") owned by FRF (the "Shareholder Agreement");

                  WHEREAS, FRF and its Affiliates currently beneficially own 4,935,451 shares of CB&I Stock, which represents approximately 27.72% of the outstanding CB&I Stock;

                  WHEREAS, in order to facilitate the acquisition by CB&I of certain assets of the engineering and construction and water divisions of Pitt-Des Moines, Inc. ("PDM"), a transaction which the Supervisory Board has determined to be in the best interests of, and of significant potential benefit, to CB&I, its shareholders and other constituencies, FRF is willing to assist in the financing for such acquisition by purchasing additional shares of CB&I Stock pursuant to that certain Stock Purchase Agreement of even date herewith (the "FRF Purchase Agreement"); and

                  WHEREAS, in order to induce and allow FRF to enter into the FRF Purchase Agreement and to provide such funding to CB&I for the purpose of consummating the PDM acquisition, the parties are entering into this Amendment;

                  NOW THEREFORE, in consideration of the premises herein contained, and for other good and valuable consideration, the receipt of which is hereby acknowledged, the parties hereby agree as follows:

I.       Defined Terms

                  Each capitalized term used herein but not otherwise defined herein shall have the meaning ascribed to such term in the Shareholder Agreement.
                  The following defined terms are added to Section 1.01 of the Shareholder Agreement:

                              "'General Shareholders' means the shareholders of
                  CB&I other than FRF and WGI and their respective Affiliates and Associates.


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                          'Opposed Transaction' means any (i) Business
                  Combination, (ii) Recapitalization or (iii) other transaction that involves the issuance of CB&I Stock that, in the case of a transaction referred to in (i), (ii) or (iii), both of the FRF Designees then serving on the Supervisory Board have voted against at the Supervisory Board level.

                          'PDM Shares' means (i) the 1,623,846 registered shares
                  of CB&I Stock to be issued to FRE on February 7, 2001 and (ii) the up to 501,598 shares of CB&I Stock issuable to FRF pursuant to the Purchase Warrant and the Additional Warrant (as those terms are defined in the Stock Purchase Agreement dated February 7, 2001 between CB&I and FRF)."

II.      Amendment of Shareholder Agreement

                  2.1 Section 2.01(a) of the Shareholder Agreement is hereby amended in its entirety to read as follows:

                  "(a) acquire, offer to acquire, announce an intention to acquire, solicit an offer to sell or agree to acquire by purchase or otherwise, any Securities, except (i) as a result of a stock split, stock dividend or Recapitalization approved by the Supervisory Board, (ii) in connection with a Business Combination approved by the Supervisory Board, (iii) as funding for the acquisition by CB&I of certain assets of Pitt-Des Moines, Inc. ("PDM") relating to PDM's engineering and construction and water divisions, if, as a result of the transactions contemplated thereby, the total number of shares of Voting Securities beneficially owned (including as a member of a group, regardless of whether such beneficial ownership is disclaimed) by FRF and its Affiliates and Associates does not, after giving effect to such transactions, exceed 7,060,895 shares, which is less than 30% of the total number of shares of Voting Securities outstanding (including the shares issued or to be issued in such transactions), or (iv) if, as a result of such acquisition of Voting Securities, FRF and its Affiliates and Associates would beneficially own (including as a member of a group, regardless of whether such beneficial ownership is disclaimed) in the aggregate no more than 10.1% of the total number of Voting Securities outstanding;"

                  2.2 The first sentence of Section 2.02(a) of the Shareholder Agreement is hereby amended to add the following proviso at the end of such sentence (following the second parenthetical and before the period):


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                  "; provided, however, that in the case of an Opposed
                  Transaction, FRF and its Affiliates shall be permitted to vote their PDM Shares in the same proportion as the votes of the General Shareholders who vote upon the Opposed Transaction."

                  2.3 The first sentence of Section 2.03 is hereby amended to add a proviso at the end of such sentence (following the phrase "not contemplated by this Agreement" and before the period):

                  ; and provided further, that in the case of an Opposed Transaction, FRF and its Affiliates shall be permitted to vote their PDM Shares in the same proportion as the votes of the General Shareholders who vote upon the Opposed Transaction."

                  2.4 A new Section 2.04 entitled "Representations of FRF" is hereby inserted after Section 2.03 at the end of Article II of the Shareholder Agreement to read as follows:

                          "Section 2.04 Representations of FRF. FRF has
                  previously provided to CB&I a true and complete copy of its
                  Schedule 13D dated January 8, 2001 filed with the Commission relating to FRF's beneficial ownership of CB&I Stock. Neither WGI, PDM, nor any Affiliate of any of such Persons known to FRF (all such Persons and their Affiliates are collectively hereinafter referred to as "Significant CB&I Shareholders"), is an Affiliate or Associate of FRF; neither FRF nor any of FRF's Affiliates or Associates has any arrangement, contract, understanding or relationship with any of such Significant CB&I Shareholders with respect to voting power or investment power (which terms shall have the meanings ascribed to such terms under Rule 13d-3(a) under the Exchange Act) with respect to any Voting Securities, and FRF further specifically confirms that it will observe all restrictions set forth in
                  Section 2.01, including subsections (g) and (i) thereof, to the extent such restrictions prohibit any such arrangement, contract, understanding or relationship by FRF or its Affiliates or Associates with WGI, PDM or any other Significant CB&I Shareholder. Neither FRF nor any of its Affiliates or Associates has in the past had any arrangement, contract, understanding or relationship with WGI or PDM (or any of their respective Affiliates known to FRF) with respect to voting power or investment power (which terms shall have the meanings ascribed to such terms under Rule 13d-3(a) under the Exchange Act) relating to the securities of CB&I."


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III.     Consent to Transaction

                  CB&I's Supervisory Board has, and CB&I hereby does, consent to the FRF Purchase Agreement and this Amendment and waives any restrictions in the Shareholder Agreement that might restrict either (i) FRF's ability to enter into or consummate the transactions contemplated by the FRF Purchase Agreement, including the purchase and exercise of the Purchase Warrant and the Additional Warrant, or this Amendment, or (ii) FRF's ability to propose or enter into the FRF Purchase Agreement or this Amendment.

IV.      Effectiveness

                  Except as specifically provided herein, the Shareholder Agreement shall otherwise remain unaltered and in full force and effect. This Amendment may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.


                            [signature page follows]


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         IN WITNESS WHEREOF, the undersigned parties have executed this
Amendment as of the date first written above.



                                  FIRST RESERVE FUND VIII, L.P.
                                  A DELAWARE LIMITED PARTNERSHIP

                                         BY: FIRST RESERVE GP VIII, L.P.,
                                         A DELAWARE LIMITED PARTNERSHIP,
                                         ITS GENERAL PARTNER

                                             BY: FIRST RESERVE CORPORATION,
                                             A DELAWARE CORPORATION,
                                             ITS GENERAL PARTNER

                                                 By /s/ Thomas R. Denison
                                                    ---------------------
                                                 Name:  Thomas R. Denison
                                                 Title: Managing Director



                                  CHICAGO BRIDGE & IRON COMPANY N.V.

                                  BY: CHICAGO BRIDGE & IRON COMPANY B.V.,
                                  ITS MANAGING DIRECTOR


                                  By:  /s/ Gerald M. Glenn
                                     ---------------------
                                  Title: Managing Director
                                         -----------------

                                  GERALD M. GLENN

                                  /s/ Gerald M. Glenn
                                  ------------------------
                                      CB&I Shareholder



                                  TIMOTHY J. WIGGINS

                                  /s/ Timothy J. Wiggins
                                  ------------------------
                                      CB&I Shareholder